Proxy Statement

April 15, 2002

Global Natural Resources Fund

Important Voting Information Inside!

                          American Century Investments
                                 P.O. Box 419200
                        Kansas City, Missouri 64141-6200

April 15, 2002

Dear American Century Global Natural Resources Fund Shareholder:

I am writing to inform you of some significant changes that are taking place at
American Century Investments. In order to provide the best investment opportunities for our shareholders, the Board of Directors of American Century
Quantitative Equity Funds, Inc., has approved a proposal to liquidate the Global
Natural Resources Fund. This action is being taken so that we can focus our efforts on funds that we believe will have a broader appeal to investors, rather than a relatively small fund with limited prospects for growth of assets.

The Board of Directors, after thorough discussion and consideration, has decided to recommend the liquidation of the fund, but believes that since this is your investment capital, the final decision on this matter should be made by you, the shareholders. Accordingly, the proposal will be voted on at an upcoming Special
Meeting of shareholders to be held on Friday, August 2, 2002. Please take a few minutes to read the enclosed materials, complete and sign the proxy voting card and mail it back to us.

If shareholders approve the recommendation to liquidate the assets of Global
Natural Resources, you will have several options for redirecting your assets or receiving the proceeds of your account. Once you have received the proceeds, you may pursue any investment option you wish.

The Board regrets any inconvenience this may cause you. And we thank you for the confidence you have placed in us. We continue to wish you well in your investments.

Sincerely,

/s/William M. Lyons
William M. Lyons
President

IMPORTANT INFORMATION YOU SHOULD CONSIDER

The following Q&A is a brief summary of some of the issues that may be important to you. It may not contain all of the information or topics that you think are important and, as a result, is qualified in its entirety by the more detailed information contained elsewhere in this document, or incorporated into this document by reference. Please read all the enclosed proxy materials before voting. PLEASE REMEMBER TO VOTE YOUR SHARES AS SOON AS POSSIBLE. If enough shareholders return their proxy cards soon, additional costs for follow-up mailings and phone calls may be avoided.

When will the Special Meeting be held? Who is eligible to vote?

The meeting will be held on Friday, August 2, 2002, at 10 a.m. Central time at
American Century's offices at 4500 Main Street, Kansas City, Missouri. Please note that this will be a business meeting only. There will be no presentations about the funds. The record date for the meeting is the close of business on
April 5, 2002. Only shareholders who own shares of a fund at that time are entitled to vote at the meeting.

Why are the funds having a Special Meeting?

Shareholders are being asked to consider a proposal to liquidate and terminate the Global Natural Resources Fund.

Will the liquidation and termination of the fund cause shareholders to realize income or capital gain (or loss) for tax purposes?

Yes. In general, each shareholder who receives a liquidating distribution will recognize a gain or loss for federal income tax purposes equal to the excess of the amount of the distribution over the shareholder's tax basis in the fund shares. Assuming that the shareholder holds such shares as capital assets, such gain or loss will be capital gain or loss and will be long-term or short-term capital gain or loss depending on the length of time the shareholder held such shares.

Liquidation proceeds for shareholders who own Fund shares in individual retirement accounts and other tax-deferred vehicles will be automatically transferred into the American Century Prime Money Market Fund. This transfer should not cause a shareholder to recognize gain or loss for federal income tax purposes.

Can I transfer my liquidation proceeds to another American Century account rather than receive them in cash?

Yes. Rather than receiving liquidation proceeds in cash, shareholders may transfer their liquidation proceeds in accordance with one of the following options:

1.   Exchange into an existing American Century fund you own (account registration must be identical to your Global Natural Resources account).

2.   Open a new, identically registered American Century account in another available fund.

3.   Close your account and request that a check be sent to you. For retirement accounts, this option may be a taxable event and will be subject to withholdings. If you are under age 59 1/2, this option may subject you to a penalty tax.

4.   Do nothing. For taxable accounts, we will send you a check for your liquidation proceeds. For tax-deferred accounts, such as individual retirement accounts, we will automatically transfer your money into an identically registered Prime Money Market Fund account (no instruction required).

If you choose any option other than Option 4, you may instruct us by completing the enclosed GNR Liquidation Form and returning it to us. You may also download the Form at www.americancentury.com. Or, you may call us at 1-800-833-8331 with your instructions. Please make sure we have your instructions no later than
_________ . Liquidation proceeds for shareholders who own Fund shares in individual retirement accounts and other tax-deferred vehicles will be automatically rolled into the American Century Prime Money Market Fund.

Where can I get more information on transferring my assets?

To help you decide how to reinvest your assets, we've enclosed an American
Century Investments Family of Funds chart. You will not be charged any fees or sales charges to exchange your shares of Global Natural Resources for shares of another American Century fund. Before exchanging into another American Century fund, please call us at 1-800-345-2021 to obtain that fund's prospectus.

Please note that the liquidation of the Global Natural Resources assets will result in a taxable event even if you exchange into a new fund. We will send you an IRS Form 1099-B in January 2003 that reflects exchanges or redemptions from the Fund. We recommend that you discuss your specific situation with your tax advisor.

Even if you elect to transfer your account proceeds to another American Century fund, it is important that you vote on the Proposal described in this Proxy
Statement.

How do the Directors recommend that I vote on these proposals?

The Board of Directors unanimously recommends that you vote "FOR" the Proposal.

When will the proposal take effect if it is approved?

If approved, the proposal will be effective as soon as practicable.

Who is asking for my vote?

Your Board of Directors is asking you to sign and return the enclosed proxy card so your votes can be cast at the Special Meeting. In the unlikely event the
Special Meeting is adjourned, these proxies also would be voted at the reconvened meeting.

How do I vote my shares?

We've made it easy for you. You can vote online, by phone, by mail, by fax or in person at the Special Meeting. To vote online, access the Web site listed on your proxy card (you will need the control number that appears on the right-hand side of your proxy card). To vote by telephone, call the toll-free number listed on your proxy card (you will need the control number that appears on the right-hand side of your proxy card). To vote by mail, complete, sign and send us the enclosed proxy voting card in the enclosed postage-paid envelope. To vote by fax, complete and sign the proxy voting card and fax both sides of the card to the toll-free number listed on your proxy card. You also may vote in person at the meeting on Friday, August 2, 2002.

Your shares will be voted EXACTLY as you tell us. If you simply sign the enclosed proxy card and return it, we will follow the recommendation of your
Board of Directors and vote it "FOR" the proposals.

If I send my proxy in now as requested, can I change my vote later?

Yes! A proxy can be revoked at any time using any of the voting procedures described on your proxy vote card or by attending the meeting and voting in person. Even if you plan to attend the meeting and vote in person, we ask that you return the enclosed proxy vote card. Doing so will help us achieve a quorum for the meeting.

If you have any questions regarding the proxy statement or need assistance in voting your shares, please call us at 1-800-331-8331.

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                          To be held on August 2, 2002

                          American Century Investments
                                P. O. Box 419200
                        Kansas City, Missouri 64141-6200

                                 1-800-331-8331

NOTICE IS HEREBY GIVEN that a Special Meeting of shareholders of the American
Century Global Natural Resources Fund, a series of American Century Quantitative
Equity Funds, a California corporation ("Global Natural Resources" or the
"fund"), will be held at the Companies' offices at 4500 Main Street, Kansas
City, Missouri, on Friday, August 2, 2002, at 10 a.m. Central time, for the following purposes:

   PROPOSAL 1. To approve the liquidation and termination of the Global Natural
   Resources Fund as set forth in a Plan of Liquidation adopted by the Board of
   Directors of the Fund (a copy of which is attached to this Proxy Statement as
   Exhibit A); and

   PROPOSAL 2. To transact such other business as may properly come before the meeting or any adjournment thereof.

This is a notice and proxy statement for Global Natural Resources. Please read the enclosed proxy statement carefully for information concerning the Proposal and complete, sign and return the enclosed proxy voting card.

Shareholders of record as of the close of business on April 5, 2002, are the only persons entitled to notice of and to vote at the Special Meeting and any adjournments thereof. You are invited to attend the Special Meeting, but if you cannot do so, please complete and sign the enclosed proxy voting card, and return it in the accompanying envelope as promptly as possible. You may also vote by phone, fax, or via the Internet. You may change your vote even though a proxy has been returned by written notice to the fund by submitting a subsequent proxy using the mail or by voting in person at the Special Meeting. Your vote is important no matter how many shares you own.

We urge you to complete, sign, date and mail the enclosed proxy card in the postage-paid envelope provided so you will be represented at the meeting.

THE BOARD OF DIRECTORS OF GLOBAL NATURAL RESOURCES UNANIMOUSLY RECOMMENDS THAT
YOU CAST YOUR VOTE "FOR" THE PROPOSAL.

April 15, 2002

BY ORDER OF THE BOARDS OF DIRECTORS

David C. Tucker
Senior Vice President

                               DETAILED DISCUSSION
                                 OF PROXY ISSUES

                                 April 15, 2002

The enclosed proxy is furnished in connection with the solicitation of votes by the Board of Directors of American Century Quantitative Equity Funds, Inc. on
behalf of its Global Natural Resources Fund ("Global Natural Resources" or
"Fund"), in connection with a Special Meeting of shareholders to be held on
Friday, August 2, 2002. The Special Meeting will be held at American Century's offices at 4500 Main Street, Kansas City, Missouri, at 10 a.m. Central time, and at any adjournments thereof. Shareholders of record at the close of business on
April 5, 2002 (the "Record Date") are entitled to notice of, and to vote at, the
Special Meeting.

This notice of meeting and proxy statement are first being mailed to shareholders on or around April 24, 2002. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile or other electronic means by representatives of American Century Investment Management, Inc. ("ACIM"), the
funds' investment advisor. In addition, Alamo Direct, a proxy solicitation firm, will be paid to solicit shareholders on behalf of the Fund. The total anticipated cost of such services to be rendered by Alamo Direct is estimated to be $__________. Supplemental solicitations for the Special Meeting may be made by Alamo Direct, either personally or by mail, telephone or facsimile.

The expenses in connection with preparing this Proxy Statement and its enclosures and the cost of all solicitations, including telephone voting, will be paid by ACIM and NOT by the Fund.

VOTING OF PROXIES. If you vote your proxy now, you may revoke it before the
Special Meeting using any of the voting procedures described on your proxy vote card or by attending the meeting and voting in person. Unless revoked, proxies that have been returned by shareholders without instructions will be voted in favor of the proposal. In instances where choices are specified on the proxy, those proxies will be voted as the shareholder has instructed.

Global Natural Resources is divided into two classes of shares - the Investor
Class and the Advisor Class. Both classes of shares of the Fund have identical voting rights, except that where a proposal affects only one class of shares, only that class is entitled to vote on the proposal. The number of outstanding votes of the Fund and each class of the Fund, as of the close of business on
March 15, 2002, is:

             OUTSTANDING SHARES OF GLOBAL NATURAL RESOURCES BY CLASS

Investor Class
Advisor Class

Because the record date is April 5, 2002, the total number of votes by class at the meeting may be different.

Only those shareholders owning shares of the Fund as of the close of business on
April 5, 2002, may vote at the Special Meeting or any adjournments thereof. Each share of the Fund is entitled to one vote for each dollar of the Fund's net asset value the share represents. If the Proposal being considered at the
Special Meeting does not receive enough "FOR" votes by Friday, August 2, 2002, to constitute approval of the Proposal being considered at the Special Meeting, the named proxies may propose adjourning the Meeting to allow the gathering of more proxy votes. An adjournment requires a vote "FOR" by a majority of the votes present at the meeting (whether in person or by proxy). The named proxies will vote the "FOR" votes they have received in favor of the adjournment, and any "AGAINST" or "ABSTAIN" votes will count as votes against adjournment. An abstention on the Proposal will be counted as present for purposes of determining whether a quorum of shares is present at the Special Meeting, but will be counted as a vote "AGAINST" the Proposal.

QUORUM. A quorum is the number of shares legally required to be at a meeting in order to conduct business. The quorum for the Special Meeting is 50% of the outstanding shares of each Company entitled to vote at the Meeting. Shares may be represented in person or by proxy. Proxies properly executed and marked with a negative vote or an abstention will be considered to be present at the meeting for purposes of determining the existence of a quorum for the transaction of business. If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes are not received to approve the Proposal, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy. If a quorum is not present, the persons named as proxies will vote those proxies for which they are required to vote "FOR" the Proposal in favor of such adjournments, and will vote those proxies for which they are required to vote "AGAINST" the Proposal against any such adjournments.

SHAREHOLDER VOTE REQUIRED. The liquidation and termination of the Fund will be effectuated if the Proposal receives the approval of a majority of the outstanding votes of the Fund, provided at least a quorum (50% of the outstanding votes), is represented in person or by proxy. The Fund undertakes dollar-based voting, meaning that the number of votes a shareholder is entitled to is based upon the dollar amount of the shareholder's investment in the Fund.
By completing the proxy voting card, you give the named proxies the right to cast your votes.

Abstentions and broker non-votes (i.e., proxies sent in by brokers and other nominees that cannot vote on the Proposal because instructions have not been received from the beneficial owners) will be counted as "present" for purposes of determining whether or not a quorum is present for the meeting. Abstentions and broker non-votes will, however, be considered to be votes "AGAINST" the
Proposal.

If shareholders do not approve the Proposal, the Fund will continue to exist as a registered investment company and operate in accordance with the investment objectives, policies, and procedures stated in its then-current prospectus. The
Board of Directors would then meet to consider what action, if any, to take in the best interests of the shareholders of the Fund.

COST OF PROXY SOLICITATION. The expenses in connection with preparing this Proxy
Statement and its enclosures and of the Special Meeting and all solicitations, including telephone voting, will be paid by American Century Investment
Management, Inc. and NOT by the shareholders of the Fund.

INVESTMENT MANAGER. American Century Investment Management, Inc. ("ACIM") is the
investment manager of American Century Quantitative Equity Funds, Inc. (the
"Company"). American Century Services Corporation ("ACSC"), an affiliate of
ACIM, provides the Company with transfer agency services. ACIM and ACSC are wholly owned subsidiaries of American Century Companies, Inc. ("ACC"). The
mailing address of ACC, ACIM, ACSC, the Company and the Fund is P.O. Box 419200,
Kansas City, Missouri 64141-6200.

PRINCIPAL UNDERWRITER. American Century Investment Services, Inc. ("ACIS") is
the Company's principal underwriter. ACIS's mailing address is P.O. Box 419200,
Kansas City, Missouri 64141-6200.

ANNUAL REPORT. The Fund will furnish, without charge, a copy of its most recent annual and semiannual report upon request. To request these materials, please call us at 1-800-331-8331.

LIQUIDATION DATE. The assets of Global Natural Resources will be liquidated as soon as practicable after shareholder approval. The Fund will continue to accept additional purchases until May 15, 2002.

EXCHANGING SHARES OF GLOBAL NATURAL RESOURCES. Shareholders of Global Natural
Resources may elect to exchange Fund shares for shares of any other American
Century Fund at any time prior to the Global Natural Resources liquidation date.

To help you decide how to reinvest your assets, we've enclosed an American
Century Investments Family of Funds chart. You will not be charged any fees or sales charges to exchange your shares in Global Natural Resources for shares in another American Century fund. Before exchanging into another American Century fund, please call us at 1-800-345-2021 to obtain that fund's prospectus.

Please note that the liquidation of the assets of Global Natural Resources will result in a taxable event even if you exchange into a new fund. We will send you an IRS Form 1099-B in January 2002 that reflects the exchanges or redemptions from the Fund. We recommend that you discuss your specific situation with your tax advisor.

If you do not exchange or redeem your Global Natural Resources shares before the
Fund is liquidated, we will redeem your shares on the liquidation date and send a check for the proceeds to your address of record.

SHARE OWNERSHIP. The following table sets forth, as of the close of business as of March 15, 2002, the share ownership of those shareholders known by ACIM to own more than 5% of the outstanding shares of Global Natural Resources.

                                                      Percent of
                                                     Outstanding
Name of Record Owner            Shares Owned            Shares

As of March 15, 2002, the officers and directors of the Fund, as a group, owned less than 1% of the Fund's outstanding shares.

PROPOSAL 1: LIQUIDATION OF GLOBAL NATURAL RESOURCES

Global Natural Resources began operations on September 15, 1994 with the intent to provide diversified access to the commodity markets for equity investors. The
Fund seeks to realize a total return (capital growth and dividends) consistent with investment in securities of companies that are engaged in the natural resources industries.

Notwithstanding the marketing of Global Natural Resources, growth in the Fund's assets has been unsatisfactory, with assets hovering around $50 million since
1997. The Fund's performance reflects its objective of providing access to commodity based equities, but has not been strong enough to attract investment flows. Several marketing efforts were not adequate to significantly increase the size of the Fund and the Fund's investment adviser, American Century Investment
Management, Inc., believes that the prospect for growth is limited. The Board of
Directors has considered the total asset level of the Fund and the performance of the Fund before and after deducting certain expenses arising from the operation of the Fund and the impact of such expenses on the investment results of the Fund. The Board has also considered that the overall natural resources fund category has failed to grow, both from an asset and a net flows standpoint.
The sector is small and has seen little growth over the last five years, with some volatility.

Sales of Global Natural Resources shares have not been sufficient to allow the
Fund to reach a size adequate, in the Board's judgment, to spread expenses over a sufficient asset base to provide a satisfactory return to shareholders. As a result, the Board instructed the officers of the Fund to investigate what, if any, additional steps or alternative courses would best serve the interests of shareholders.

The officers of the Fund sought to determine whether a merger or transfer of assets would be possible, and if it would produce desirable results for shareholders. It appeared to the Fund's investment adviser that the relatively small size of the Fund, the time required to effect a transaction, regulatory expenses involved in either a merger or a transfer of the assets to another mutual fund, and current market conditions could make such a course more expensive than the benefit that could be expected by shareholders. The adviser investigated steps required for liquidation of the Fund, subject to presentation of a final report to the Board.

At its December 14, 2001 and March 13, 2002 meetings, the Board reviewed the limited prospects for renewed growth of the assets of the Fund, the efforts and expenses of the Fund's distributor to distribute shares of the Fund, and the effect of the operating expenses on the historic and anticipated returns of shareholders. For the most recent fiscal year, the expenses of the Fund were
0.68 % of the average net assets of the Fund. The expense ratio of the Fund is expected to be substantially the same for the present fiscal year, and is expected to increase for the next fiscal year at the current net asset level.
Moreover, the presence of larger funds with similar investment objectives better able to operate on an efficient basis and provide higher returns to shareholders make it unlikely that the Fund could achieve a significant increase in asset size and achieve economies of scale. The Board therefore concluded that it would be in the best interests of shareholders of Global Natural Resources to liquidate the Fund promptly, in accordance with a Plan of Liquidation. (See
"General Tax Consequences" below.)

PLAN OF LIQUIDATION. The Board of Directors has approved the Plan of Liquidation
(the "Plan") summarized in this section and set forth as Exhibit A to this proxy statement.

1.   Effective Date of the Plan and Cessation of Business of the Fund. The Plan
     will become effective on the date of its adoption and approval by a majority of the shares of the Fund entitled to vote. Following this approval, the Fund (i) will cease to invest its assets in accordance with its investment objective and will sell the portfolio securities it owns in order to convert its assets to cash; (ii) will not engage in any business activities except for the purposes of winding up the business and affairs of the Fund, preserving the value of assets of the Fund and distributing its assets to shareholders after the payment to (or reservation of assets for payment to) all creditors of the Fund; and (iii) the Fund will terminate in accordance with the laws of the State of California and
     Articles of Incorporation of the Fund.

2.   Closing of Books and Restriction of Transfer and Redemption of Shares. The
     proportionate interests of shareholders in the assets of the Fund shall be fixed on the basis of their respective holdings on the Effective Date of the Plan. On such date the books of the Fund will be closed and the shareholders' respective assets will not be transferable by the negotiation of stock certificates.

3.   Liquidating Distribution. As soon as possible after approval of the Plan, and in any event within fourteen days thereafter, American Century
     Quantitative Equity Funds, Inc., on behalf of the Global Natural Resources
     Fund, will mail the following to each shareholder of record of the Fund on the Effective Date of the Plan: (i) to each shareholder not holding stock certificates of the Fund, a liquidating cash distribution equal to the shareholder's proportionate interest in the net assets of the Fund, (ii) to each shareholder holding stock certificates of the Fund, a confirmation showing such shareholder's proportionate interest in the net assets of the
     Fund with advice that such shareholder will be paid in cash upon return of the stock certificate; and (iii) information concerning the sources of the liquidating distribution.

4.   Expenses. American Century Investment Management, Inc. ("ACIM"), the Fund's
     adviser, will bear all expenses incurred in carrying out the Plan. It is expected that other liabilities of the Fund incurred or expected to be incurred prior to the date of the liquidating distribution will be paid by
     ACIM, prior to the mailing of the liquidating distribution. The liabilities of ACIM relating to the Plan are estimated at no more than $ _______ , which includes legal and auditing expenses and printing, mailing, soliciting and miscellaneous expenses arising from the liquidation
     (including proxy costs), which the Fund normally would not incur if it were to continue in business. This amount includes the termination expenses referred to above and amounts accrued, or anticipated to be accrued, for custodial and transfer agency services, legal, audit and directors fees and printing costs. Any expenses and liabilities attributed to the Fund subsequent to the mailing of the liquidating distribution will be borne by
     ACIM.

5.   Continued Operation of the Fund. After the date of mailing of the liquidating distribution, the outstanding shares of the Fund will be cancelled by an amendment to the charter of American Century Quantitative
     Equity Funds, Inc., and the termination of the Fund will be effected. The
     Plan provides that the Directors shall have the authority to authorize such variations from or amendments of the provisions of the Plan as may be necessary or appropriate to marshal the assets of the Fund and to effect the complete liquidation and termination of the Fund and the purposes to be accomplished by the Plan.

GENERAL TAX CONSEQUENCES. In general, each shareholder who receives a liquidating distribution will recognize a gain or loss for federal income tax purposes equal to the excess of the amount of the distribution over the shareholder's tax basis in the Fund shares. Assuming that the shareholder holds such shares as capital assets, such gain or loss will be capital gain or loss and will be long-term or short-term capital gain depending on the length of time the shareholder held such shares.

Shareholders may transfer liquidation proceeds according to one of the following options:

1.   Exchange into an existing American Century fund you own (account registration must be identical to your Global Natural Resources account).

2.   Open a new, identically registered American Century account in another available fund.

3.   Close your account and request that a check be sent to you. For retirement accounts, this option may be a taxable event and will be subject to withholdings. If you are under age 59 1/2, this option may subject you to a penalty tax.

4.   Do nothing. For taxable accounts, we will send you a check for your liquidation proceeds. For tax-deferred accounts, such as individual retirement accounts, we will automatically transfer your money into an identically registered American Century Prime Money Market Fund account (no instruction required).

If you choose any option other than Option 4, you may instruct us by completing the enclosed GNR Liquidation Form and returning it to us. You may also download the Form at www.americancentury.com. Or, you may call us 1-800-833-8331 with your instructions. Please make sure we have your instructions no later than
___________ . Liquidation proceeds for shareholders who own Fund shares in individual retirement accounts and other tax-deferred vehicles will be automatically rolled into the American Century Prime Money Market Fund.

Please note that, for shareholders who own Fund shares in a taxable account, the liquidation of the Global Natural Resources assets will result in a taxable event even if you exchange into a new fund. We will send you an IRS Form 1099-B in January 2003 that reflects exchanges or redemptions from the Fund. We recommend that you discuss your specific situation with your tax advisor.

The tax consequences discussed herein may affect shareholders differently depending upon their particular tax situations unrelated to the liquidating distribution, and accordingly, this summary is not a substitute for careful tax planning on an individual basis. Shareholders should consult their personal tax advisers concerning tax-free rollovers before receipt of the liquidation distribution (for individual retirement accounts). Shareholders should also consult their personal tax advisers concerning their particular tax situations and the impact thereon of receiving the liquidating distribution as discussed herein, including any state and local tax consequences.

American Century Quantitative Equity Funds, Inc. anticipates that it will retain its qualification as a regulated investment company under the Internal Revenue
Code of 1986, as amended, during the liquidation period and, therefore, will not be taxed on any of its net income from the sale of the Global Natural Resources assets.

OTHER. Representatives of PricewaterhouseCoopers LLP, independent accountants for American Century Quantitative Equity Funds, Inc., are not expected to be present at the Special Meeting.

Shareholders are free to redeem their Global Natural Resources shares prior to liquidation of the Fund.

The Board does not intend to present any other business at the Special Meeting.
If any other matter may properly come before the Meeting, or any adjournment thereof, the persons named in the accompanying proxy card intend to vote, act, or consent, thereunder in accordance with their best judgment at that time with respect to such matters. No annual or other special meeting is currently scheduled for the Fund. Mere submission of a shareholder proposal does not guarantee its inclusion in the proxy statement or presentation of the proposal at the meeting since inclusion and presentation are subject to compliance with certain federal regulations and California law.

THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY
RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PLAN OF LIQUIDATION.

                American Century Quantitative Equity Funds, Inc.

     PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 2, 2002
           This Proxy is solicited on behalf of the Board of Directors

This proxy shall be voted on the Proposals described in the accompanying proxy statement as specified below. By signing below, I (we) appoint as proxies
Charles A. Etherington, Charles C.S. Park, and Anastasia H. Enneking, and each of them, as attorneys, with full power of substitution to vote for the undersigned all shares of common stock I (we) own in the fund(s). The authority
I am (we are) granting applies to the above-referenced meeting and any adjournments of that meeting, with all the power I (we) would have if personally present. The shares represented by this proxy shall be deemed to grant authority to vote FOR all proposals relating to the Company or the series or class, as applicable.

YOUR VOTE IS IMPORTANT. Please date and sign this proxy below and either return it in the enclosed envelope to: American Century Investments, c/o Proxy
Tabulator, P.O. Box 9043, Smithtown, NY 11787-9831, or fax both sides to 1-888-
________. If you prefer, you can vote online at https://vote.proxy-direct.com, or by phone at 1-800-______ . This proxy will not be voted unless it is dated and signed exactly as instructed on this card.

             VOTE VIA THE INTERNET: https://vote.proxy-direct.com

             CONTROL NUMBER: 999 9999 9999 999

             If shares are held by an individual, sign your name exactly as it appears on this card. If shares are held jointly, either party may sign, but the name of the party signing should conform exactly to the name shown on this proxy card. If shares are held by a corporation, partnership or similar account, the name and the capacity of the individual signing the proxy card should be indicated - for example: "ABC Corp., John Doe, Treasurer."

             __________________________________
             Signature

             __________________________________
             Signature (if held jointly)

             __________________________________
             Date

Please vote by filling in the appropriate box below. If you do not mark one or more Proposals, your Proxy will be voted FOR each such proposal.

2. Approval of proposed Plan of Liquidation and all transactions necessary to implement the Plan as described in the proxy statement.

         FOR               AGAINST          ABSTAIN
         ___               _______          _______

              PLEASE SIGN AND DATE THE FRONT OF THIS CARD